UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2019

New Age Beverages Corporation
 (Exact name of registrant as specified in its charter)

Washington
(State or other jurisdiction of incorporation)

001-38014	27-2432263
(Commission File Number)	(IRS Employer Identification No.)

2420 17th Street, Suite 220, Denver, CO 80202
(Address of principal executive offices) (Zip Code)

(303) 289-8655
(Registrant’s telephone number, including area code)

1700 E. 68th Avenue, Denver, CO 80229
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
  ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	NBEV	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 30, 2019, New Age Beverages Corporation, a Washington corporation (the “Company”), filed an amendment to its Articles of Incorporation, as amended, pursuant to which the Company increased the authorized shares of common stock of the Company from 100,000,000 to 200,000,000.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 30, 2019, the Company held its annual meeting of shareholders (the “Meeting”).  A total of 59,635,921 shares of common, constituting a quorum, were present and accounted for at the Meeting.  At the Meeting, the Company’s stockholders voted on and approved the following proposals:

(i) The election of six (6) members of the board of directors of the Company (the “Board”) to serve until the next annual meeting to be held in 2020 or until their successors have been duly elected and qualified;

All the director nominees were elected and the votes cast were as follows:

Director	For	Withheld	Broker non-votes
Brent Willis	11,448,124	492,089	47,695,708
Greg Fea	11,430,197	510,016	47,695,708
Tim Haas	11,557,806	382,407	47,695,708
Ed Brennan	11,421,444	517,869	47,696,608
Reginald Kapteyn	11,254,319	685,894	47,695,708
Amy Kuzdowicz	11,607,502	329,711	47,698,708

(ii) The ratification of the appointment of Accell Audit & Compliance, PA to serve as the Company’s independent registered public accounting firm for fiscal year 2019;

The appointment of Accell Audit & Compliance, PA was approved and the votes were cast as follows:

For	Against	Abstain	Broker non-votes
57,273,612	1,263,591	1,098,717	1

(iii) To approve an increase of the authorized common stock of the Company from 100,000,000 to 200,000,000 shares.

The increase of the authorized common stock of the Company to 200,000,000 was approved and the votes were cast as follows:

For	Against	Abstain	Broker non-votes
43,595,964	14,799,222	1,240,732	3

 (iv) Approval of the New Age Beverages Corporation 2019 Equity Compensation Plan (the “2019 Plan”), including the reservation of 10,000,000 shares of the Company’s common stock thereunder.

The ratification of the 2019 Plan was approved and the votes were cast as follows:

For	Against	Abstain	Broker non-votes
9,284,798	2,171,414	482,603	47,697,106

Item 9.01    Financial Statements and Exhibits.

(d)            Exhibits.

3.01
Articles of Amendment to the Articles of Incorporation, as filed with the Secretary of State of the State of Washington on May 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW AGE BEVERAGES CORPORATION

Date: June 3, 2019	By:	/s/ Gregory A. Gould
Gregory A. Gould
Chief Financial Officer

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